UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 3, 2007 (July 2, 2007)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

Chesapeake Energy Corporation issued a press release on July 2, 2007 announcing that we have entered into an agreement to acquire certain East Texas leasehold interests from Four Sevens Resources Co., Ltd., Sinclair Oil & Gas Company and several of their affiliates and partners. The text of that press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation Press Release dated July 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:	July 3, 2007

EXHIBIT INDEX
Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated July 2, 2007

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